UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 14, 2013

(Date of Earliest Event Reported)

HARMONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2013, Article III, Section 3.2 of Harmonic Inc.’s (the “Company”) bylaws (the “Bylaws”) was amended to decrease the number of directors of the Board from eight to seven. Set forth below is the text of the revised Bylaws provision:

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of seven (7) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) at 9:00 a.m. PDT on Wednesday, August 14, 2013, at the Company’s office located at 4300 North First Street, San Jose, CA 95134. As of June 17, 2013, the record date for the 2013 Annual Meeting, there were 101,326,601 shares of common stock issued and outstanding. A quorum of 92,642,951 shares of common stock was present or represented at the 2013 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2013 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected seven (7) directors to serve until the earlier of the 2014 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NO VOTE
Patrick J. Harshman	74,162,222	1,933,350	16,547,379
Patrick Gallagher	73,431,870	2,663,702	16,547,379
Harold Covert	74,385,189	1,710,383	16,547,379
E. Floyd Kvamme	72,721,509	3,374,063	16,547,379
Mitzi Reaugh	73,243,428	2,852,144	16,547,379
William F. Reddersen	72,824,773	3,270,799	16,547,379
Susan G. Swenson	74,472,354	1,623,218	16,547,379

2.	Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
71,817,046	3,794,633	483,893	16,547,379

3.	Stockholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
72,546,610	2,801,476	747,486	16,547,379

4.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
90,439,765	2,066,013	137,173

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.

Date:	August 19, 2013

By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

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